UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 4, 2016

Sport Endurance, Inc.

(Exact Name of Registrant as Specified in its Charter)

Nevada	333-161943	26-2754069
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

222 Broadway, 19th Floor, New York, NY	10038
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (646) 846-4280

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 5.01	Changes in Control of Registrant

Item 9.01	Financial Statements and Exhibits

SIGNATURES

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Item 5.01 Changes in Control of Registrant.

On February 4, 2016, David Lelong acquired 40,531,600 shares of common stock of Sport Endurance, Inc. (the “Company”) from a third party, which comprises 52.248% of the issued and outstanding shares of common stock of the Company. As a result of this transaction, a change of voting control of the Company took place. The following are details of the transaction:

(1) the identity of the person(s) who acquired such control;

David Lelong, 222 Broadway, 19th Floor, New York, NY 10038.

(2) the date and a description of the transaction(s) which resulted in the change in control;

David Lelong purchased 40,531,600 shares of Common Stock of Sport Endurance, Inc. from a third party on February 4, 2016 for a total consideration of $55,000.

(3) the basis of the control, including the percentage of voting securities of the registrant now beneficially owned directly or indirectly by the person(s) who acquired control;

David Lelong beneficially owns 40,531,600 shares of Company Common Stock which comprises 52.248% of the issued and outstanding shares of Common Stock of the Company. As such, he has voting control with respect to the Company.

(4) the amount of the consideration used by such person(s);

$55,000, comprising $5,000 cash and a note in the amount of $50,000

(5) the source(s) of funds used by the person(s), unless all or any part of the consideration used is a loan made in the ordinary course of business by a bank as defined by Section 3(a)(6) of the Act, in which case the identity of such bank may be omitted provided the person who acquired control:

The source of the cash portion of the purchase price was Mr. Lelong’s personal funds and he is personally responsible for the payment of the note.

(6) the identity of the person(s) from whom control was assumed:

BK Consulting Inc.

(7) any arrangements or understandings among members of both the former and new control groups and their associates with respect to election of directors or other matters; and

Concurrent with the purchase of the shares, David Lelong was appointed Chairman of Board of Directors and President/CEO of the Company effective February 4, 2016.

(8) Shell Company Status of the Company:

Not applicable.

Mr. Lelong has filed with the U.S. Securities and Exchange Commission the information required by Item 403(c) of Regulation S-K (17 CFR 229.403(c)).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

None.

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SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sport Endurance, Inc.

By:	/s/ David Lelong
Name:	David Lelong
Title:	President

Dated: February 12, 2016

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